BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Acquisitions Accounted for Using Purchase Method
We completed the following business combinations in fiscal 2016 and 2015, which were accounted for using the purchase method (in thousands).

Company Name	Acquisition Date	Purchase Price	Intangible Assets	Net Tangible Assets	Operating Segment	Business Description
The UBEECO Group Pty. Ltd. ("Ubeeco")	November 29, 2016	$9,455 cash paid for 100% stock purchase	$7,313	$2,142	All Other
A manufacturer and distributor of a variety of wood packaging and alternative material products, including boxes, crates, pallets, skids, protective packaging, packaging accessories and loose lumber. Ubeeco has annual sales of approximately $20 million.

idX Holdings, Inc. ("idX")	September 16, 2016	$66,046 cash paid for 100% stock purchase which includes $11,337 in net cash received. Also, paid $86,294 to retire outstanding debt and $6,536 of certain other obligations.	$17,016	$49,030	idX	A designer, producer, and installer of customized in-store environments that are used in a range of end markets. idX has annual sales of $300 million.
Seven D Truss, L.P.	July 29, 2016	$1,246 cash paid for asset purchase	$405	$841	North	A manufacturer and distributor of roof and floor trusses. 7D had annual sales of approximately $4.0 million.
Idaho Western, Inc. ("IWI")	June 30, 2016	$10,787 cash paid for 100% stock purchase plus $500 holdback.	$6,817	$4,248	West	A supplier of products ranging from lumber and plywood to siding and doors. IWI had annual sales of approximately $21 million.
Packnet Ltd (“Packnet”)	November 24, 2014 (majority interest) April 15, 2016 (minority interest)	$7,506 November 24, 2014 cash paid for controlling interest and $1,877 cash paid for noncontrolling asset purchase.	$7,885	$1,498	West	A supplier of industrial packaging and services based in Eagan, MN. Packnet had annual sales of $9.6 million.
Capital Components & Millwork, Inc. ("CCM")	April 15, 2016	$1,682 cash paid for asset purchase plus $205 assumed liability	$—	$1,887	North	A producer of doors and trim for customers in the greater Washington, D.C., metro area and Virginia. CCM had approximately $16.6 million in annual sales.
Rapid Wood Mfg., LLC (“Rapid Wood”)	February 2, 2015	$1,638 cash paid for asset purchase	$789	$849	West	A supplier of lumber products to the region’s manufactured housing and recreational vehicle industries based in Caldwell, Idaho. Rapid Wood had annual sales of $3.5 million in 2015.

Integra Packaging Proprietary, Ltd (“Integra Packaging”)	January 16, 2015	$1,102 cash paid for 51.94% stock purchase	$1,406 (The Company portion of Intangible Assets $730 or 51.94%)	$715 (The Company portion of Net Tangible Assets $372 or 51.94%)	All Other	An Australian-based manufacturer and distributor of industrial wood specialty packaging products. Integra Packaging had annual sales of $7.6 million in 2015.

Acquired Intangible Assets
At December 31, 2016, the amounts assigned to major intangible classes for the business combinations mentioned above are as follows (in thousands):

	Non- Compete Agreements	Customer Relationships	Goodwill	Goodwill - Tax Deductible
Ubeeco	$—	$—	$7,313	$—
idX	—	10,000	7,016	—
7D	405	—	—	405
IWI	—	3,640	3,177	—
Rapid Wood	—	—	789	789
Integra Packaging	85	467	854	—